                                                                      EXHIBIT 99

                 UPS QUALIFIED STOCK OWNERSHIP PLAN AND TRUST
 Letter of Instructions to Execute Proxy for Special Meeting of Shareowners of
                     UNITED PARCEL SERVICE OF AMERICA, INC.
                 Solicited on Behalf of the Board of Directors

FIRST UNION NATIONAL BANK
P.O. Box 41784
Philadelphia, PA 19101-1784

Ladies and Gentlemen:

     In connection with the special meeting of shareowners of United Parcel Service of America, Inc. to be held in Wilmington, Delaware, on October __, 1999, you are hereby instructed and directed to deliver a proxy to James P. Kelly and Joseph R. Moderow, or either of them, with power of substitution, instructing and authorizing them to vote all shares that you are holding for the benefit of the undersigned in the UPS Qualified Stock Ownership Plan and Trust as of August 30, 1999, as follows:

1.  FOR [ ]                    AGAINST  [ ]                   ABSTAIN  [ ]

the Agreement and Plan of Merger, dated as of September __, 1999, among United Parcel Service of America, Inc., United Parcel Service, Inc. and UPS Merger Subsidiary, Inc.

2.  FOR [ ]                    AGAINST  [ ]                   ABSTAIN  [ ]

the United Parcel Service, Inc. Incentive Compensation Plan

and in their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

                           --- [Reverse of Card] ---

This Letter of Instructions to Execute Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareowner. If no direction is made, the Proxy will be voted in the same proportion as the stock allocated under the UPS Qualified Stock Ownership Plan and Trust for which Letters of Instruction to Execute Proxy are received and voted.



________________________________          ___________________________________
SIGNATURE (sign exactly as name           SIGNATURE OF CO-OWNER IF ANY
appears hereon)                           For joint accounts, all co-owners must
                                          sign. Executors, administrators,
                                          custodians, trustees, etc. should so
                                          indicate when signing.

Dated this ________ day of ____________, 1999.

                     UNITED PARCEL SERVICE OF AMERICA, INC.
          This Proxy is Solicited on Behalf of the Board of Directors Proxy for Special Meeting of Shareowners -- October __, 1999


United Parcel Service of America, Inc.
ATTN: Secretary
55 Glenlake Parkway, N.E.
Atlanta, Georgia 30328


     The undersigned hereby appoints JAMES P. KELLY and JOSEPH R. MODEROW, or either of them, with power of substitution, as attorneys and proxies to vote all of the shares of stock outstanding in the name of the undersigned as of August 30, 1999 at the special meeting of shareowners of United Parcel Service of America, Inc. to be held at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801 on October __, 1999, and at any or all adjournments thereof; and the undersigned hereby instructs and authorizes said attorneys to vote as follows:

1.  FOR [ ]                    AGAINST  [ ]                   ABSTAIN  [ ]


the Agreement and Plan of Merger, dated as of September __, 1999, among United Parcel Service of America, Inc., United Parcel Service, Inc. and UPS Merger Subsidiary, Inc.

2.  FOR [ ]                    AGAINST  [ ]                   ABSTAIN  [ ]

the United Parcel Service, Inc. Incentive Compensation Plan

and in their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

                           --- [Reverse of Card] ---

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareowner. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.



_________________________________         __________________________________
SIGNATURE (sign exactly as name           SIGNATURE OF CO-OWNER IF ANY
appears hereon)                           For joint accounts, all co-owners must
                                          sign. Executors, administrators,
                                          custodians, trustees, etc. should so
                                          indicate when signing.

Dated this ________ day of ____________, 1999.

                                UPS STOCK TRUSTS
 Which include the following: The UPS Stock Trust, UPS Managers Stock Trust and the UPS Employees Stock Trust
 Letter of Instructions to Execute Proxy for Special Meeting of Shareowners of
                     UNITED PARCEL SERVICE OF AMERICA, INC.
                 Solicited on Behalf of the Board of Directors

FIRST UNION NATIONAL BANK
P.O. Box 41784
Philadelphia, PA 19101-1784

Ladies and Gentlemen:

     In connection with the special meeting of shareowners of United Parcel Service of America, Inc. to be held in Wilmington, Delaware, on October __, 1999, you are hereby instructed and directed to deliver a proxy to James P. Kelly and Joseph R. Moderow, or either of them, with power of substitution, instructing and authorizing them to vote all shares that you are holding for the benefit of the undersigned in the various UPS Stock Trusts as of August 30, 1999, as follows:

1.  FOR [ ]                    AGAINST  [ ]                ABSTAIN  [ ]

the Agreement and Plan of Merger, dated as of September __, 1999, among United Parcel Service of America, Inc., United Parcel Service, Inc. and UPS Merger Subsidiary, Inc.

2.  FOR [ ]                    AGAINST  [ ]                ABSTAIN  [ ]

the United Parcel Service, Inc. Incentive Compensation Plan

and in their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

     In addition, with regard to the termination of each of the Stock Trust or Trusts under which you hold shares for the benefit of the undersigned, the undersigned hereby votes all shares you are holding for the benefit of the undersigned under the Stock Trust or Trusts as of August 30, 1999 as follows:

    FOR [ ]                    AGAINST [ ]                 ABSTAIN [ ]

                          --- [Reverse of Card] ---

This Letter of Instructions to Execute Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareowner. If no direction is made, the Proxy will be voted FOR Proposals 1 and 2.




________________________________          _________________________________
SIGNATURE (sign exactly as name           SIGNATURE OF CO-OWNER IF ANY
appears hereon)                           For joint accounts, all co-owners must
                                          sign. Executors, administrators,
                                          custodians, trustees, etc. should so
                                          indicate when signing.

Dated this ________ day of ____________, 1999.

                           ANNIE E. CASEY FOUNDATION
                            STOCK COMPENSATION PLAN
 Letter of Instructions to Execute Proxy for Special Meeting of Shareowners of
                     UNITED PARCEL SERVICE OF AMERICA, INC.
                 Solicited on Behalf of the Board of Directors

FIRST UNION NATIONAL BANK
P.O. Box 41784
Philadelphia, PA 19101-1784

Ladies and Gentlemen:

     In connection with the special meeting of shareowners of United Parcel Service of America, Inc. to be held in Wilmington, Delaware, on October __, 1999, you are hereby instructed and directed to deliver a proxy to James P. Kelly and Joseph R. Moderow, or either of them, with power of substitution, instructing and authorizing them to vote all shares that you are holding for the benefit of the undersigned as of August 30, 1999, as follows:

1.  FOR [ ]                      AGAINST  [ ]                ABSTAIN  [ ]

the Agreement and Plan of Merger, dated as of __________, 1999, among United Parcel Service of America, Inc., United Parcel Service, Inc. and UPS Merger Subsidiary, Inc.

2.  FOR [ ]                      AGAINST  [ ]                ABSTAIN  [ ]

the United Parcel Service, Inc. Incentive Compensation Plan

and in their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

                           --- [Reverse of Card] ---

This Letter of Instructions to Execute Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareowner. If no direction is made, the Proxy will be voted FOR Proposals 1 and 2.




_________________________________         __________________________________
SIGNATURE (sign exactly as name           SIGNATURE OF CO-OWNER IF ANY
appears hereon)                           For joint accounts, all co-owners must
                                          sign. Executors, administrators,
                                          custodians, trustees, etc. should so
                                          indicate when signing.


Dated this ________ day of ____________, 1999.